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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

      Date of report (Date of earliest event reported): September 27, 2002

                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                            (State of incorporation)


     000-49957                                                   04-3332304
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(Commission File No.)                                           (IRS Employer
                                                             Identification No.)


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (978) 921-2727


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ITEM 5.   OTHER EVENTS

On September 27, 2002, LocatePLUS Holdings Corporation (the "Company") closed on the first $1.8 million installment of its $3.6 million best-efforts initial public offering. The offering is being conducted in California, Colorado, Connecticut, Delaware, Illinois, Nevada, New Hampshire, New Jersey, New York, Rhode Island, Virginia, Wisconsin and Utah. Investments from other states are being accepted under certain limited circumstances.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 LocatePLUS Holdings Corporation


Dated:  September 30, 2002                       By: /s/ Robert A. Goddard
                                                     --------------------------
                                                     Robert A. Goddard
                                                     Chief Financial Officer
                                                     Treasurer and Secretary






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